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                                Excelsior Funds
                                 (the "Trust")

                       Supplement dated October 5, 1999
                     to Prospectus dated December 24, 1998

        On July 30, 1999, the Board of Trustees of the Trust approved the proposed reorganization of the Trust's Institutional Money Fund into the Money Fund of Excelsior Funds, Inc. (the "Company"). The proposed reorganization will be submitted to a vote of the shareholders of the Trust on or about November 23, 1999. If the reorganization is approved by the shareholders, and certain other conditions are satisfied, the assets and liabilities of the Trust's Institutional Money Fund will be transferred to the Company's Money Fund in exchange for Institutional Shares of the Company's Money Fund, and the Trust will deregister under the Investment Company Act of 1940. A combined proxy statement and prospectus with respect to the proposed reorganization will be mailed to the shareholders in advance of the meeting. If the reorganization is approved by the shareholders, it is expected that the reorganization will occur in December 1999.